                                                                   Exhibit 10.29


         AMENDMENT NO. 9 AND AGREEMENT dated as of October 18, 2001 (this "Amendment"), to the Credit Agreement dated as of January 7, 1998, as amended by Amendment No. 1 and Waiver dated as of March 16, 1998, Amendment No. 2 and Waiver dated as of May 21, 1998, Amendment No. 3 and Waiver dated as of July 16, 1998, Amendment No. 4 dated as of November 12, 1998, Amendment No. 5 dated as of March 12, 1999, Amendment No. 6 dated as of December 20, 1999, Amendment No. 7 dated as of June 20, 2000, and Amendment No. 8 and Agreement dated as of December 26, 2000 (the "Credit Agreement"), among DENNY'S, INC., a California corporation, EL POLLO LOCO, INC., a Delaware corporation, FLAGSTAR ENTERPRISES, INC., an Alabama corporation, ADVANTICA SYSTEMS, INC. (formerly Flagstar Systems, Inc.), a Delaware corporation, QUINCY' S RESTAURANTS, INC., an Alabama corporation (each of the foregoing, except for FLAGSTAR ENTERPRISES, INC., QUINCY'S RESTAURANTS, INC. and EL POLLO LOCO, INC., for purposes of this Amendment and the Credit Agreement, individually, a "Borrower" and, collectively, the "Borrowers"), ADVANTICA RESTAURANT GROUP, INC., a Delaware corporation ("Parent"), the Lenders (as defined in Article I of the Credit Agreement) and THE CHASE MANHATTAN BANK, a New York banking corporation, as swingline lender (in such capacity, the "Swingline Lender"), as issuing bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

         A. The Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

         B. Parent and the Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement.

         C. The Required Lenders are willing to agree to such amendments, on the terms and subject to the conditions set forth herein.

         D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement after giving effect to this Amendment.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendment. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) by inserting the following definitions in the appropriate alphabetical order:

                           "Advantica/Denny's Holdings Notes" shall mean the
                  senior unsecured notes (a) to be issued by Parent and Denny's Holdings, as joint obligors, as part of the New Senior Notes Exchange and (b) having terms and conditions (including the terms and conditions thereof relating to the interest rate, fees, maturity, prepayment requirements, mandatory call or redemption features, covenants, events of default and remedies) substantially similar to the terms and conditions therefor described in the draft Description of Notes dated October 25, 2001, previously delivered to the Administrative Agent (without giving effect to any amendments to such draft Description of Notes that are adverse to the Lenders and have not been approved by the Administrative Agent), and otherwise reasonably satisfactory to the Administrative Agent; provided that such senior unsecured notes shall not be due before January 14, 2007, and shall bear a fixed rate of interest over their life.";

                           "Advantica/Denny's Holdings Notes Documents" shall
                  mean the Advantica/Denny's Holdings Notes, the Advantica/Denny's Holdings Notes Indenture and all material agreements, documents and instruments related thereto, in each case as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.";

                           "Advantica/Denny's Holdings Notes Indenture" shall
                  mean the Indenture with respect to the Advantica/Denny's Holdings Notes among Parent, Denny's Holdings and the Advantica/Denny's Holdings Notes Trustee, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.";

                           "Advantica/Denny's Holdings Notes Trustee" shall mean
                  U.S. Bank National Association, as Trustee for the holders of the Advantica/Denny's Holdings Notes, and its successors and assigns in such capacity.";

                           "New Senior Notes Exchange" shall mean the delivery
                  by Parent of Advantica/Denny's Holdings Notes to holders of New Senior Notes in exchange for New Senior Notes held by such holders; provided that (a) the aggregate amount of interest that will accrue in any period in respect of the Advantica/Denny's Holdings Notes and New Senior Notes that will be outstanding immediately after giving effect to the New Senior Notes Exchange shall be less than the aggregate amount of interest that would have accrued in such period in respect of the New Senior Notes that were outstanding immediately prior to giving effect to the New Senior Notes Exchange (in each case, such interest being the interest that will accrue or would have accrued, as the case may be, pursuant to the terms of the applicable notes), (b) the aggregate principal amount of Indebtedness evidenced by the Advantica/Denny's Holdings Notes and the New Senior Notes immediately after giving effect to the New Senior Notes Exchange shall be less than the aggregate principal amount of Indebtedness evidenced by the New Senior Notes immediately prior to giving effect to the New Senior Notes Exchange, (c) the New Senior Notes Exchange shall be completed on or prior to June 30, 2002, (d) before and after giving effect to the New Senior Notes Exchange, no Default or Event of Default shall have occurred and be continuing, (e) all transactions related to the New Senior Notes Exchange shall be reasonably satisfactory to the Administrative Agent, (f) upon the date of consummation of the New Senior Notes Exchange, the Administrative Agent shall have received a certificate of a Financial Officer of Parent dated such date and certifying that consummation of the New Senior Notes Exchange will not result in a default under, a breach of or a termination pursuant to the terms of, any material agreement of Parent or any of the Subsidiaries and (g) upon the date of consummation of the New Senior Notes Exchange, the Administrative Agent, on behalf of itself, the Lenders and the Issuing Bank, shall have received a favorable written opinion of Alston & Bird LLP, counsel for Parent and the Borrowers, dated as of such date and subject only to customary exceptions and qualifications, (i) that consummation of the New Senior Notes Exchange will not violate any applicable law, statute, consent decree, rule or regulation or result in a default under, a breach of or a termination pursuant to the terms of, any material agreement of Parent or any of the Subsidiaries and (ii) covering such other matters relating to the New Senior Notes Exchange as the Administrative Agent may reasonably request.";

                  (ii) by inserting the text "; provided further that any sale of property received in respect of payments made by Parent under the Advantica Guarantee shall be deemed to be an Asset Sale" in the definition of the term "Asset Sale";

                  (iii) by inserting the text "or with respect to Denny's Holdings" immediately after the text "with respect to Parent" in clause
         (d) of the definition of the term "Change in Control";

                  (iv) by inserting the text "or under the Advantica/Denny's Holdings Notes Documents" immediately after the text "in respect of Indebtedness to which Parent is a party" in clause (d) of the definition of the term "Change in Control";

                  (v) by deleting the text "and (b)" in the definition of the term "Consolidated Senior Secured Debt" and replacing it with the text ", (b) the aggregate principal amount of Advantica/Denny's Holdings Notes outstanding on such date and (c)";

                  (vi) by inserting the text "the Advantica/Denny's Holdings Notes Documents," immediately after the text ", the New Senior Notes Documents," in clause (a) of the definition of the term "Permitted Amendments"; and

                  (vii) by inserting the text "the Advantica/Denny's Holdings Notes Documents," immediately after the text ", the New Senior Notes Documents," in clause (b)(i) of the definition of the term "Permitted Amendments".

         (b) Section 2.05 of the Credit Agreement is hereby amended by deleting the text "3.25%" in paragraph (c) of such Section and replacing it with the text "4.00%".

         (c) Section 2.06 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the text "2.25%" in Section 2.06(a) and replacing it with the text "3.00%"; and

                  (ii) by deleting the text "3.25%" in Section 2.06(b) and replacing it with the text "4.00%".

         (d) Section 2.09 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the proviso to Section 2.09(b) and replacing it with the following new proviso:

         "provided, however, that (i) the Commitments shall be reduced by an amount equal to 100% of the Net Cash Proceeds received with respect to any Asset Sale made pursuant to clause (y) of Section 5.14(b) if, and to the extent that, the aggregate amount of the Net Cash Proceeds received with respect to all such Asset Sales exceeds $5,000,000 and
         (ii) Parent shall deliver to the Administrative Agent a certificate of a Financial Officer promptly (and in any event within three Business
         Days) following receipt of any such Net Cash Proceeds setting forth a reasonably detailed calculation of the amount of such Net Cash Proceeds."; and

                  (ii) by inserting the following new Section 2.09(dd) immediately after Section 2.09(d):

                  "(dd) In the event that Parent or any of the Specified Subsidiaries shall at any time or from time to time receive any (i) principal payment in cash in respect of the payments made by Parent under the Advantica Guarantee, (ii) cash payment in respect of a permanent reduction in L/C Exposure (as defined in the FRI-M Credit Agreement) or (iii) Net Cash Proceeds from the sale, transfer or other disposition of any property received in lieu of either of the cash payments described in clauses (i) and (ii) above, the Commitments shall automatically be reduced at such time by an amount (rounded down to the nearest integral multiple of $100,000) equal to 100% of such principal payment, payment in respect of such reduction in L/C Exposure or Net Cash Proceeds, as the case may be; provided that (i) the aggregate amount of reductions in the Commitments pursuant to this paragraph (dd) shall not exceed $50,000,000, (ii) the Commitments shall not be reduced pursuant to this paragraph (dd) until the aggregate amount of such principal payments, payments in respect of reductions in L/C Exposure and Net Cash Proceeds equals at least $5,000,000,
                  (iii) no reduction in the Commitments pursuant to this paragraph (dd) subsequent to the initial such reduction shall be required until the aggregate amount of such principal payments, payments in respect of reductions in L/C Exposure and Net Cash Proceeds received since the previous reduction in Commitments pursuant to this paragraph (dd) equals at least $1,000,000 and (iv) Parent shall deliver to the Administrative Agent a certificate of a Financial Officer promptly (and in any event within three Business Days) following receipt of any such principal payments, payments in respect of reductions in L/C Exposure or Net Cash Proceeds, as the case may be, setting forth (A) the amount of such principal payment, payment in respect of a reduction in L/C Exposure or Net Cash Proceeds, as the case may be, and (B) in the case of receipt of any such Net Cash Proceeds, a reasonably detailed calculation of the amount of such Net Cash Proceeds.".

         (e) Section 5.14 of the Credit Agreement is hereby amended as follows:

                  (i) by inserting the text "(a)" immediately before the first sentence of such Section 5.14(a):

                  (ii) by inserting the following new Section 5.14(b) immediately after Section 5.14(a):

                  "(b) Notwithstanding anything in this Agreement to the contrary, including Section 6.05, Denny's Realty (i) shall do all things necessary to preserve, renew and keep in full force its legal existence, (ii) shall not merge into or consolidate with any other person (including Parent, any Borrower and any other Subsidiary), or permit any person to merge into or consolidate with it, or liquidate or dissolve and (iii) shall not sell, transfer or otherwise dispose of any land, restaurants, fixtures, improvements or other real property to any person, including Parent, any Borrower and any other Subsidiary; provided that this Section 5.14(b) shall not prohibit (x) any transaction expressly permitted pursuant to
                  Section 6.05(m) or (y) so long as no Default or Event of Default has occurred and is continuing, the sale, transfer or other disposition by Denny's Realty of any land, restaurants, fixtures, improvements or other real property for a consideration determined by the board of directors of Denny's Realty to be greater than or equal to the Fair Market Value of the assets disposed of, provided that the aggregate Fair Market Value of such assets disposed of pursuant to this clause (y) shall not exceed $15,000,000 during the term of this Agreement."; and

                  (iii) by inserting the following new Section 5.14(c) at the end of Section 5.14:

                  "(c) Denny's Realty shall comply in all respects and at all times with both its Bylaws and its Restated Certificate of Incorporation, in each case in the form delivered to the Administrative Agent prior to the date hereof.".

         (f) Section 6.01 (b) of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the text "and (iv)" and replacing it with the text ", (iv) the Advantica/Denny's Holdings Notes Documents and (v)"; and

                  (ii) by inserting the following text at the end of such
         Section immediately before the semicolon:

                  "..., provided that Indebtedness evidenced by the Advantica/Denny's Holdings Notes shall be incurred only pursuant to the New Senior Notes Exchange.".

         (g) Section 6.04 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the text "and" at the end of Section 6.04(m);

                  (ii) by deleting the period at the end of Section 6.04(n) and replacing it with the text ` ; and"; and

                  (iii) by inserting the following new Section 6.04(0) at the end of Section 6.04:

                  "(o) investments by Parent and Denny's Holdings in New Senior Notes to the extent permitted by Section 6.08(a)."

         (h) Section 6.05 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the text "and" immediately after the semicolon at the end of Section 6.05(1);

                  (ii) by inserting the text "and" immediately after the semicolon at the end of Section 6.05(m); and

                  (iii) by inserting the following new Section 6.05(n) at the end of Section 6.05:

                  "(n) Parent and Denny's Holdings may effect the New Senior Notes Exchange and the other transactions incidental to effecting the New Senior Notes Exchange;"

         (i) Section 6.06 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the text "subject to Section 6.15(a)" immediately following the text "provided, however, that (i)" in Section 6.06(a) and replacing it with the text "subject to Section 6.15"; and

                  (ii) by deleting the text "and (F)" in Section 6.06(b) and replacing it with the text ", (F) the Advantica/Denny's Holdings Notes Documents or (G)".

         (j) Section 6.07 of the Credit Agreement is hereby amended by deleting the text "and (ii)" and replacing it with the text ", (ii) for the New Senior Notes Exchange and the consummation of the transactions expressly contemplated thereby and (iii)".

         (k) Section 6.08 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the text "and" at the end of clause (iii) of
         Section 6.08(a);

                  (ii) by inserting the text "and" immediately after the semicolon at the end of clause (iv) of Section 6.08(a);

                  (iii) by inserting the following new clause (v) immediately after clause (iv) of Section 6.08(a):

                  "(v) Parent and Denny's Holdings shall be permitted to acquire voluntarily New Senior Notes pursuant to the New Senior Notes Exchange;"

                  (iv) by inserting the text "the Advantica/Denny's Holdings Notes Documents," immediately after the text "the New Senior Notes Documents," in Section 6.08(b); and

                  (v) by substituting the following new Section 6.08(c) for the existing Section 6.08(c):

                           "(c) If, as a result of the receipt of any cash
                  proceeds by Parent or any Subsidiary in connection with an Asset Sale, FRD, Denny's Holdings or Parent would be required by the terms of the FRD Senior Notes Indenture, the Advantica/Denny's Holdings Notes Indenture or the New Senior Notes Indenture to make an offer to repurchase FRD Senior Notes, Advantica/Denny's Holdings Notes or New Senior Notes, respectively, prior to the respective maturity dates of such Notes, then Parent shall or shall cause one or more of the Subsidiaries to invest such cash proceeds in assets or businesses of Parent or the Subsidiaries in a manner that is permitted by the other provisions of this Agreement and that will eliminate any requirement under the FRD Senior Notes Indenture, the Advantica/Denny's Holdings Notes Indenture or the New Senior Notes Indenture to offer to repurchase FRD Senior Notes, Advantica/Denny's Holdings Notes or New Senior Notes, respectively. Any such investment shall be made prior to the first day on which FRD, Denny's Holdings or Parent, as the case may be, would be required to commence a tender offer to repurchase with such cash proceeds FRD Senior Notes, Advantica/Denny's Holdings Notes or New Senior Notes, under the FRD Senior Notes Indenture, Advantica/Denny's Holdings Notes Indenture or New Senior Notes Indenture, respectively."

         (l) Section 6.11 of the Credit Agreement is hereby amended by deleting the table at the end of such Section and replacing it with the following table and text:

                           "Date                     Ratio
                            ----                     -----
                           December 31, 2001         4.75 to 1.00
                           March 31, 2002            5.00 to 1.00
                           June 30, 2002, and        5. 10 to 1.00
                           thereafter

         Following consummation of the New Senior Notes Exchange, each of the ratios set forth in the table above shall be adjusted to equal the difference (rounded to the nearest hundredth) between (a) such ratio as set forth in the table and (b) (i) the quotient obtained by dividing
         (A) the aggregate amount of the reduction in Consolidated Total Debt (net of transaction expenses and taxes, in each case resulting from consummation of the New Senior Notes Exchange) resulting from consummation of the New Senior Notes Exchange by (B) $1,000,000, multiplied by (ii) 0.0078.".

         (m) Section 6.15 of the Credit Agreement is hereby amended as follows:

                  (i) by inserting the text "New Senior Notes acquired by Parent or contributed to Parent pursuant to the New Senior Notes Exchange," immediately after the text "(i) own or acquire any assets other than" in the second sentence of such Section;

                  (ii) by deleting the text "$500,000" in the second sentence of such Section and replacing it with the text "$250,000";

                  (iii) by deleting the text "or (4)" in the second sentence of such Section and replacing it with the text ", (4) any payment to be made by Parent is due in respect of the Advantica/Denny's Holdings Notes (and no Default or Event of Default shall have occurred and be continuing) or (5)";

                  (iv) by inserting the text "the Advantica/Denny's Holdings Notes Indenture," immediately after the text "liabilities under the New Senior Notes Indenture," in clause (ii)(A) of the second sentence of such Section; and

                  (v) by inserting the following sentence at the end of such
         Section:

                  "Parent shall not permit Denny's Holdings to (i) own or acquire any assets (other than New Senior Notes acquired by Denny's Holdings pursuant to the New Senior Notes Exchange, shares of capital stock of Denny's Holdings' subsidiaries, cash and Permitted Investments, provided that the amount of such cash, together with the Fair Market Value of such Permitted Investments, shall not at any time exceed $50,000 other than on any day on which (1) any payment to be made by Denny's Holdings is due in respect of the Advantica/Denny's Holdings Notes (and no Default or Event of Default shall have occurred and be continuing) or (2) any payment is due in respect of any liabilities referred to in clause (ii)(B) or
                  (C), in which event Denny's Holdings may during such day hold additional cash in an amount up to the aggregate amount of such payment to enable Denny's Holdings to make such payment) or (ii) incur any liabilities (other than (A) liabilities under the Loan Documents or the Advantica/Denny's Holdings Notes Documents, (B) liabilities imposed by law, including tax liabilities, and (C) other liabilities incidental to its existence and permitted business and activities)."

         SECTION 2. Agreement. Parent hereby agrees that, notwithstanding the assignment to Denny's of all rights (the "Subrogation Rights") of the lenders and issuing banks under the New FRI-M Credit Agreement against each Borrower and Guarantor (each as defined in the New FRI-M Credit Agreement) other than Parent, to which Parent is subrogated, if it shall receive any subrogation payment in respect of any Subrogation Right, Parent shall immediately contribute such payment to Denny's as a capital contribution.

         SECTION 3. Amendment Fee. In consideration of the agreements of the Required Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on October 29, 2001, an amendment fee (the "Amendment Fee") in an amount equal to 0.25% of such Lender's Commitment as of such date.

         SECTION 4. Representations and Warranties. Parent and the Borrowers represent and warrant to the Administrative Agent and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by Parent and each of the Borrowers and constitutes their legal, valid and binding obligations, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity

         (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

         SECTION 5. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Effectiveness Date") on which all of the following conditions are satisfied:

                  (a) The representations and warranties set forth in Section 4 hereof shall be true and correct with the same effect as if made on the Effectiveness Date, except to the extent such representations and warranties expressly relate to an earlier date, and the Administrative Agent shall have received a certificate, dated the Effectiveness Date and signed by a Financial Officer of Parent, confirming compliance with such condition.

                  (b) The Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of Parent, each of the Borrowers and the Required Lenders and (ii) the Amendment Fee.

         SECTION 6. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. On and after the Effectiveness Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         SECTION 7. Loan Document. This Amendment shall be a Loan Document for all purposes.

         SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 10. Expenses. Parent and the Borrowers agree to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                            ADVANTICA RESTAURANT GROUP, INC.,

                                            by
                                                 /s/ Kenneth E. Jones
                                            ------------------------------------
                                            Name:  Kenneth E. Jones
                                            Title: Vice President and Treasurer


                                            DENNY'S, INC.,

                                            by
                                                 /s/ Kenneth E. Jones
                                            ------------------------------------
                                            Name:  Kenneth E. Jones
                                            Title: Vice President and Treasurer


                                            ADVANTICA SYSTEMS, INC.,

                                            by
                                                 /s/ Kenneth E. Jones
                                            ------------------------------------
                                            Name:  Kenneth E. Jones
                                            Title: Vice President and Treasurer


                                            THE CHASE MANHATTAN BANK,
                                            individually and as Administrative
                                            Agent, Collateral Agent, Swingline
                                            Lender and Issuing Bank,

                                            by:
                                                 /s/ Barry R. Bergman
                                            ------------------------------------
                                            Name:  Barry R. Bergman
                                            Title: Vice President

                                        SIGNATURE PAGE TO AMENDMENT NO. 9
                                        DATED AS OF OCTOBER 18, 2001


                  To approve the Amendment:

                  Name of Institution :  Farallon Capital Investors, LLP
                                       -----------------------------------------

                                        by
                                        Name:  /s/ David Cohen
                                             -----------------------------------
                                        Title:

                                            SIGNATURE PAGE TO AMENDMENT NO. 9
                                            DATED AS OF OCTOBER 18, 2001


                  To approve the Amendment:

                  Name of Institution Foothill Income Trust II, L.P
                                      ----------------------------------

                                            by
                                            FIT II GP, LLC, its general partner
                                            /s/ Dennis R. Ascher
                                            ------------------------------------
                                            Name:  Dennis R. Ascher
                                            Title: Managing Member

                                        SIGNATURE PAGE TO AMENDMENT NO. 9
                                        DATED AS OF OCTOBER 18, 2001


                  To approve the Amendment:

                  Name of Institution :  PB Capital Corporation
                                        -------------------------
                                        by
                                        /s/ Nina Zhou
                                        ----------------------------------------
                                        Name:  Nina Zhou
                                        Title: Associate

                                        /s/ Jeffrey Frost
                                        ----------------------------------------
                                        Name:  Jeffrey Frost
                                        Title: Managing Director Client Services

                                       SIGNATURE PAGE TO AMENDMENT NO. 9
                                       DATED AS OF OCTOBER 18, 2001


                  To approve the Amendment:

                  Name of Institution: Transamerica Business Capital Corporation
                                       -----------------------------------------
                                       (as successor to
                                       Transamerica Business Credit Corp.)

                                       by
                                       /s/ Steve Goetschius
                                       -----------------------------------------
                                       Name:  Steve Goetschius
                                       Title: Senior Vice President

                                            SIGNATURE PAGE TO AMENDMENT NO. 9
                                            DATED AS OF OCTOBER 18, 2001


                  To approve the Amendment:

                  Name of Institution :  AmSouth Bank
                                        ---------------------
                                            by
                                            /s/ Kathleen F. Kerlinger
                                            ------------------------------------
                                            Name:  Kathleen F. Kerlinger
                                            Title: Attorney-In-Fact

                                       SIGNATURE PAGE TO AMENDMENT NO. 9
                                       DATED AS OF OCTOBER 18, 2001


                  To approve the Amendment:

                  Name of Institution :  KZH CNC LLC
                                       --------------

                                       by
                                       /s/ Susan Lee
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent